UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 10, 2017

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number 000-27261

Delaware	93-0549963
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

9191 South Jamaica Street, Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Additional Information Regarding the Price for Common Stock and Trade Date.

As disclosed on a Form 8-K filed with the Securities and Exchange Commission on April 7, 2017, CH2M HILL Companies, Ltd. (“CH2M”) announced that the next trading window on the internal market opens today, April 10, 2017, and the next trade date on the internal market will be April 28, 2017. Those eligible participants who wish to buy or sell CH2M common stock in their direct ownership accounts on this trade date will need to notify Computershare no later than 5:00 p.m. MDT on April 14, 2017.  Participants who wish to sell shares in their 401(k) account will need to notify Fidelity no later than 2:00 p.m. MDT on April 12, 2017. The Board of Directors of CH2M established the current price of the CH2M common stock at $50.69 per share.  This price represents an increase of 8.2% from the price that was set by the CH2M Board of Directors on January 19, 2017.

Unlike public companies whose stock is traded on a national securities exchange, the price of CH2M’s common stock is determined by its Board of Directors based on a company fair valuation methodology that is intended to establish a price for its common stock that represents fair value as of the applicable trade date. Because the results of operations for the first fiscal quarter ended March 31, 2017 are not yet available, the stock price for the trade date to be held on April 28, 2017 will be based upon the results disclosed in its Form 10-K for the Fourth Quarter” and not based upon the results of CH2M’s first fiscal quarter ended March 31, 2017.

Although results for the first fiscal quarter ended March 31, 2017 are not yet available, stockholders who elect to participate in this trade date are advised that, while CH2M does not believe it is in possession of any material non-public information regarding events that occurred after the close of the Fourth Quarter other than as disclosed in the Outlook section below, there remains a risk that CH2M is in possession or may become aware of information that could be considered material non-public information before the trade occurs.  Even if CH2M is in possession of such information, CH2M does not believe that the Board of Directors relied on any such information in determining the fair value of its common stock.  Further, because CH2M has not closed its books for the first fiscal quarter ended March 31, 2017, it cannot predict with any certainty its operational and financial results, nor can it predict whether the stock price will increase or decrease in any future trades that may occur.  CH2M advises you to consider all this information when deciding whether to participate in the April 28, 2017 trade date.

Outlook.

Management is currently compiling the information necessary to determine and present CH2M’s financial condition and results of operations for the first fiscal quarter ended March 31, 2017.  For the first quarter of 2017, excluding any impact of our fixed price transportation project, CH2M’s gross margin is expected to be down from the comparable period in the prior year, with such decrease in gross margin expected to be offset by lower Selling, General and Administrative Expenses as a result of the restructuring actions that began in the third fiscal quarter of 2016.  In addition, New Gross Margin In (NGMI) for the first quarter is expected to be higher than the comparable period in the prior year. As discussed in prior filings, CH2M is involved in a fixed-price Transportation contract to design and construct roadway improvements on a tollway in the southwestern United States that has resulted in recorded losses in prior periods. As of the date of this Form 8-K filing, CH2M has identified potential cost growth on this project, some of which may be recoverable through claims and change orders. It is not possible at this time to determine with confidence or certainty CH2M’s operating profits or other results of operations or financial condition for the first quarter of 2017.

As disclosed in the Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 30, 2016, CH2M may from time to time refinance amounts outstanding under its Amended Credit Agreement with other loans, debt securities or other debt to manage credit capacity and ensure its debt structure and projected cash needs are adequate to fund future operations, to restructure operations, and to allow it the option to repurchase stock in its internal market when and to the extent prudent to do so. CH2M continues to evaluate its options, and the timing of any such refinancing will depend on many factors, including market conditions and contractual restrictions.  If such refinancing occurs, CH2M expects to incur customary fees and expenses and may be required to obtain consent from its current lenders under the Amended Credit Agreement and its Series A Preferred Stockholder to allow for such refinancing, which could involve substantial costs.

Following the April 28, 2017, trade date, CH2M intends to return to a routine trading schedule. The next trade date is currently expected to occur in September 2017, with the market opening in August 2017, following the filing of the Form 10-Q for the second quarter ended June 30, 2017 with the Securities and Exchange Commission.

Cautionary Note Regarding Forward Looking Statements.

This Form 8-K contains “forward-looking statements,” as that term is defined in U.S. Federal and certain foreign securities regulations, including statements in the Outlook section regarding its operational and financial results, its plans to refinance debt and its anticipated next trade date. Although CH2M’s management believes that its expectations are based on reasonable assumptions, these assumptions are subject to a wide range of economic, business, regulatory, technical, legal, and other unforeseen risks which may cause actual results to differ materially from those stated or implied by these forward-looking statements. CH2M undertakes no duty to update any forward-looking statement. All forward-looking statements speak only as of the date of this Form 8-K. CH2M may be required to make changes or adjustments to its expectations regarding its operational and financial results when finalizing the presentation of its financial statements for the three-month period ended March 31, 2017 due to subsequent events, new information or if different conclusions are reached on final analysis. This communication should be read in conjunction with all the other information included in CH2M’s most current prospectus and European prospectus, which are filed with the U.S. Securities and Exchange Commission and the U.K. Financial Conduct Authority, respectively, and, for stockholders outside of the U.S. and the European Union, similar documents filed with local securities regulators, where required. You should also read CH2M’s 2016 Annual Report on Form 10-K, which includes a list of factors that could cause actual operational and financial results to differ from those expected.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: April 10, 2017	By:	/s/ Thomas M. McCoy
Thomas M. McCoy Executive Vice President, General Counsel and Corporate Secretary